Exhibit 99.8

                                                                EXECUTION COPY
                                                                --------------


==============================================================================



                         GSAA HOME EQUITY TRUST 2006-8

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2006-8

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor

                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                 AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2006-8
                                  as Assignee

                         COUNTRYWIDE HOME LOANS, INC.,
                                as Countrywide

                                      and

                     COUNTRYWIDE HOME LOANS SERVICING LP,
                                  as Servicer

                            and as acknowledged by

                            WELLS FARGO BANK, N.A.
                              as Master Servicer

                                  Dated as of

                                April 28, 2006


==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 28th day of April, 2006 (this "Assignment Agreement"), among Countrywide Home Loans Servicing LP, (the "Servicer"), Countrywide Home Loans, Inc. ("Countrywide"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-8 (the "Assignee"), and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, N.A., as master servicer (the "Master Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the Servicer have entered into the Servicing Agreement, dated as of July 1, 2004 (the "Servicing Agreement") as amended by that certain Amendment Reg AB, dated as of January 1, 2006 ("Amendment Reg AB" and, together with the Servicing Agreement, the "Servicing Agreement"), and GSMC and Countrywide have entered into the Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004 as amended by that Amendment Reg AB (as amended, the "Sale Agreement"), pursuant to which Countrywide sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached to the related Purchase Confirmation (as defined in the Sale Agreement);

            WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement and Sale Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of April 28, 2006 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Depositor, U.S. Bank National Association, JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as custodians and Wells Fargo Bank, N.A., as Master Servicer, and securities administrator, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights and obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights and obligations of GSMC under the Servicing Agreement and the Sale Agreement to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans that arise from and after April 28, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after April 28, 2006, to the extent relating to the Mortgage Loans and Countrywide hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale Agreement from and after April 28, 2006, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and the Sale Agreement.

            (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by the Servicing Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            (d) Countrywide and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by the Servicing Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee

            2. Accuracy of Servicing Agreement. (a) The Assignor represents and warrants to the Assignee that attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) the Servicing Agreement is in full force and effect as of the date hereof, (ii) the Servicing Agreement has not been amended or modified in any respect, except as contemplated herein or as previously disclosed in the GSMC Assignment Agreement and (iii) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct in all material respects as of the Closing Date (as such term is defined in the Servicing Agreement).

            (b) Countrywide and the Assignor represent and warrant to the Assignee that (i) the Sale Agreement is in full force and effect as of the date hereof, (ii) the Sale Agreement has not been amended or modified in any respect, except as set forth herein or in the GSMC Assignment Agreement and
(iii) no notice of termination has been given to Countrywide under the Sale Agreement. Countrywide, in its capacity as seller under the Sale Agreement, further represents and warrants that the representations and warranties contained in Section 3.01 of the Sale Agreement are true and correct in all material respects as of the Closing Date (as such term is defined in the Sale Agreement).

            3. Recognition of Assignee.

            (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Countrywide, the Servicer and Assignee that the Sale Agreement and the Servicing Agreement shall be binding upon and inure to the benefit of Countrywide, the Servicer and the Assignee and their successors and assigns, respectively.

            (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the right to enforce the rights of the Owner under the Servicing Agreement which will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignor and the Assignee against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or
(ii) the failure of the Master Servicer to perform the obligations of the Assignee with respect to the Assignment Agreement or of the "Owner" with respect to the servicing provisions of the Servicing Agreement as the Master Servicer is required to perform, as applicable.

            (c) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer on behalf of the Assignee at the address set forth in
Section 10 hereof. All remittances required to be made to the Assignee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

            Wells Fargo Bank, N.A.
            ABA #: 121000248
            For credit to: SAS Clearing
            Acct #: 3970771416
            FFC to: GSAA 2006-8 Acct #50913900

            (d) Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data as set forth in Exhibit 3 hereto (or in such other format mutually agreed-upon between the Servicer and the Master

Servicer); provided, that with respect to 4, the Servicer will not be required to provide information regarding prepayment penalties to the extent such prepayment penalties are retained by the Servicer, (b) default loan data as set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains as set forth in Exhibit 5 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period beginning on the second day of the month immediately preceding and ending on the first day of the then current month,
(ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation reasonably necessary and available with respect to the information required pursuant to clause (i)(c) above.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, the Servicer or Countrywide other than those contained in the Servicing Agreement, the Sale Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and the Sale Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, Sale Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by Countrywide in the Sale Agreement (or any officer's certificate delivered pursuant thereto).

            It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to repurchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement. Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within ninety (90) days of discovery of such Qualification Defect.

            In the event Countrywide has breached a representation or warranty under the Sale Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against Countrywide. If Countrywide does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of Countrywide to cure such breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Sale Agreement, but only insofar as the Sale Agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

            7. Termination; Optional Clean-Up Call. In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee, the Servicer and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Trustee shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and the Sale Agreement shall remain in full force and effect in accordance with their respective terms.

            9. Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            10. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a) in the case of the Servicer,

                Countrywide Home Loans Servicing LP
                400 Countrywide Way
                Simi Valley, CA 93065
                Attention:  Investor Accounting

                With a copy to:

                Countrywide Home Loans, Inc.
                4500 Park Granada
                Calabasas, CA  91302
                Attention:  General Counsel

or such other address as may hereafter be furnished by the Servicer;

            (b) in the case of Countrywide,

                Countrywide Home Loans, Inc.
                4500 Park Granada
                Calabasas, California 91302
                Attn:  Darren Bigby

                With a copy to:
                Countrywide Home Loans, Inc.
                4500 Park Granada
                Calabasas, CA  91302
                Attention:  General Counsel

or such other address as may hereafter be furnished by Countrywide;

            (c) in the case of the Master Servicer,
                Wells Fargo Bank, N.A.
                P.O. Box 98
                Columbia, Maryland 21046
                Attention: GSAA 2006-8

                Or in the case of overnight deliveries:
                Wells Fargo Bank, N.A.
                9062 Old Annapolis Road,
                Columbia, Maryland 21045
                Attention: GSAA 2006-8

or such address as may hereafter be furnished by the Master Servicer;

            (d) in the case of the Assignee,

                Deutsche Bank National Trust Company
                1761 East St. Andrew Place,
                Santa Ana, California 92705-4934
                Attention: Trust Administration - GS0608
                Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Assignee; and

            (e) in the case of the Assignor,

                GS Mortgage Securities Corp.
                85 Broad Street
                New York, New York 10004
                Attention:  Chris Gething
                Tel.: (212) 902-1434
                Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

            11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

            13. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-8, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-8, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-8, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-8 under this Assignment Agreement, the Trust Agreement or any related document.

                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

                                  GS MORTGAGE SECURITIES CORP.


                                  By:   /s/ Michelle Gill
                                     --------------------------------
                                     Name:  Michelle Gill
                                     Title: Vice President


                                  DEUTSCHE BANK NATIONAL TRUST
                                  COMPANY, not in its individual
                                  capacity but solely as Trustee


                                  By:   /s/ Amy Stoddard
                                     --------------------------------
                                     Name:  Amy Stoddard
                                     Title: Authorized Signer

                                  COUNTRYWIDE HOME LOANS
                                        SERVICING LP

                                  BY:  COUNTRYWIDE GP, INC., ITS
                                        GENERAL PARTNER


                                  By:   /s/ Monica Brudenell
                                     --------------------------------
                                     Name:  Monida Brudenell
                                     Title: First Vice President


                                  COUNTRYWIDE HOME LOANS, INC.


                                  By:   /s/ Monica Brudenell
                                     --------------------------------
                                     Name:  Monida Brudenell
                                     Title: First Vice President



                             [SIGNATURES CONTINUE]



                                CHL Step 2 AAR

Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,
as Master Servicer


By:   /s/ Patricia M. Russo
   ----------------------------------
   Name:  Patricia M. Russo
   Title: Vice President



                                CHL Step 2 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule

   [On File with the Securities Administrator as provided by the Depositor]











                                      1-1

                                   EXHIBIT 2

                              Servicing Agreement

                         [On File with the Depositor]








                                      2-1

                                                             EXHIBIT 3

          Standard File Layout - Master Servicing

------------------------------------------------------------------------- --------- ------------------------------------ ---------
Column Name                Description                                    Decimal   Format Comment                       Max Size

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SER_INVESTOR_NBR           A value assigned by the Servicer to define a             Text up to 10 digits                       20
                           group of loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_NBR                   A unique identifier assigned to each loan by             Text up to 10 digits                       10
                           the investor.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                Text up to 10 digits                       10
                           Servicer. This may be different than the
                           LOAN_NBR.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORROWER_NAME              The borrower name as received in the file.               Maximum length of 30 (Last, First)         30
                           It is not separated by first and last name.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled         2      No commas(,) or dollar signs ($)           11
                           interest payment that a borrower is expected
                           to pay, P&I constant.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NOTE_INT_RATE              The loan interest rate as reported by the         4      Max length of 6                             6
                           Servicer.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NET_INT_RATE               The loan gross interest rate less the             4      Max length of 6                             6
                           service fee rate as reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_RATE              The servicer's fee rate for a loan as             4      Max length of 6                             6
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_AMT               The servicer's fee amount for a loan as           2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_PAY_AMT                The new loan payment amount as reported by        2      No commas(,) or dollar signs ($)           11
                           the Servicer.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_LOAN_RATE              The new loan rate as reported by the              4      Max length of 6                             6
                           Servicer.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ARM_INDEX_RATE             The index the Servicer is using to calculate      4      Max length of 6                             6
                           a forecasted rate.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the beginning of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_END_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the end of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that             MM/DD/YYYY                                 10
                           the borrower's next payment is due to the
                           Servicer, as reported by Servicer.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_1            The first curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_1           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           first curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_1            The curtailment interest on the first             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_2            The second curtailment amount to be applied.      2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_2           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           second curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_2            The curtailment interest on the second            2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_3            The third curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_3           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           third curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_AMT_3             The curtailment interest on the third             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PIF_AMT                    The loan "paid in full" amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

                                                               2-1


PIF_DATE                   The paid in full date as reported by the                 MM/DD/YYYY                                 10
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
                                                                                    Action Code Key: 15=Bankruptcy,             2
                                                                                    30=Foreclosure, , 60=PIF,
ACTION_CODE                The standard FNMA numeric code used to indicate          63=Substitution,
                           the default/delinquent status of a particular            65=Repurchase,70=REO
                           loan.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
INT_ADJ_AMT                The amount of the interest adjustment as          2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if      2      No commas(,) or dollar signs ($)           11
                           applicable.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if               2      No commas(,) or dollar signs ($)           11
                           applicable.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_LOSS_AMT              The amount the Servicer is passing as a           2      No commas(,) or dollar signs ($)           11
                           loss, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount        2      No commas(,) or dollar signs ($)           11
                           due at the beginning of the cycle date to be
                           passed through to investors.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_END_PRIN_BAL         The scheduled principal balance due to            2      No commas(,) or dollar signs ($)           11
                           investors at the end of a processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PRIN_AMT             The scheduled principal amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer for the current cycle --
                           only applicable for Scheduled/Scheduled
                           Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_NET_INT              The scheduled gross interest amount less the      2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current cycle as
                           reported by the Servicer -- only applicable for
                           Scheduled/Scheduled Loans.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_PRIN_AMT              The actual principal amount collected by the      2      No commas(,) or dollar signs ($)           11
                           Servicer for the current reporting cycle --
                           only applicable for Actual/Actual Loans.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_NET_INT               The actual gross interest amount less the         2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current reporting
                           cycle as reported by the Servicer -- only
                           applicable for Actual/Actual Loans.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ AMT        The penalty amount received when a borrower       2      No commas(,) or dollar signs ($)           11
                           prepays on his loan as reported by the
                           Servicer.

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan        2      No commas(,) or dollar signs ($)           11
                           waived by the servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_DATE                   The Effective Payment Date of the                        MM/DD/YYYY                                 10
                           Modification for the loan.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_TYPE                   The Modification Type.                                   Varchar - value can be alpha or            30
                                                                                    numeric

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and             2      No commas(,) or dollar signs ($)           11
                           interest advances made by Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

                                   EXHIBIT 4

                      REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency

Name                                   Type                        Size

------------------------------------------------------------------------
Servicer Loan #                        Number                         8
                                       (Double)
Investor Loan #                        Number                         8
                                       (Double)
Borrower Name                          Text                          20
Address                                Text                          30
State                                  Text                           2
Due Date                               Date/Time                      8
Action Code                            Text                           2
FC Received                            Date/Time                      8
File Referred to Atty                  Date/Time                      8
NOD                                    Date/Time                      8
Complaint Filed                        Date/Time                      8
Sale Published                         Date/Time                      8
Target Sale Date                       Date/Time                      8
Actual Sale Date                       Date/Time                      8
Loss Mit Approval Date                 Date/Time                      8
Loss Mit Type                          Text                           5
Loss Mit Estimated Completion          Date/Time                      8
Date
Loss Mit Actual Completion Date        Date/Time                      8
Loss Mit Broken Plan Date              Date/Time                      8
BK Chapter                             Text                           6
BK Filed Date                          Date/Time                      8
Post Petition Due                      Date/Time                      8
Motion for Relief                      Date/Time                      8
Lift of Stay                           Date/Time                      8
RFD                                    Text                          10
Occupant Code                          Text                          10
Eviction Start Date                    Date/Time                      8
Eviction Completed Date                Date/Time                      8
List Price                             Currency                       8
List Date                              Date/Time                      8
Accepted Offer Price                   Currency                       8
Accepted Offer Date                    Date/Time                      8



                                 Page 1 of 23

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


Estimated REO Closing Date             Date/Time                      8
Actual REO Sale Date                   Date/Time                      8

o Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.



The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

         12-Relief Provisions
          15-Bankruptcy/Litigation
         20-Referred for Deed-in-Lieu
         30-Referred fore Foreclosure
         60-Payoff
         65-Repurchase
         70-REO-Held for Sale
         71-Third Party Sale/Condemnation
         72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:
----------------------------

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

Action Code 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

      ASUM-Approved Assumption
      BAP-Borrower Assistance Program
      CO-Charge Off
      DIL-Deed-in-Lieu
      FFA-Formal Forbearance Agreement
      MOD-Loan Modification
      PRE-Pre-Sale
      SS-Short Sale
      MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

      Mortgagor
      Tenant
      Unknown
      Vacant

                                   EXHIBIT 5

                     REALIZED LOSS CALCULATION INFORMATION

                       WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss
----------------------------

Purpose
-------

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution
------------

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date
--------

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions
------------------------

The numbers on the form correspond with the numbers listed below.

1.       The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.      The total of lines 1 through 9.

--------------------------------------------------------------------------

                                 Page 4 of 23

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        entailed herein may result in issuance of late reporting fees.
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

Credits
-------

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.      The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)
-------------------------------------------

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).




--------------------------------------------------------------------------
                                 Page 5 of 23

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        entailed herein may result in issuance of late reporting fees.
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


                            WELLS FARGO BANK, N.A.
                         CALCULATION OF REALIZED LOSS

       WELLS FARGO BANK, N.A. Trust:  ___________________________

       Prepared by: __________________ Date: _______________

       Phone: ______________________

       Servicer Loan No.            Servicer Name     Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance of Mortgage     $_______________(1)
Loan
Interest accrued at Net Rate                    ________________(2)
Attorney's Fees                                 ________________(3)
Taxes                                           ________________(4)
Property Maintenance                            ________________(5)
MI/Hazard Insurance Premiums                    ________________(6)
Hazard Loss Expenses                            ________________(7)
Accrued Servicing Fees                          ________________(8)
Other (itemize)                                 ________________(9)
                                                $ _________________



Total Expenses                                  $______________(10)

Credits:

Escrow Balance                                  $ _____________(11)
HIP Refund                                      _______________(12)
Rental Receipts                                 _______________(13)
Hazard Loss Proceeds                            _______________(14)
Primary Mortgage Insurance Proceeds             _______________(15)
Proceeds from Sale of Acquired Property         _______________(16)

--------------------------------------------------------------------------
                                 Page 5 of 23

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        entailed herein may result in issuance of late reporting fees.
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

Other (itemize)                                 _______________(17)


                                                ________________

                                                ________________

Total Credits

                                               $________________(18)

       Total Realized Loss (or Amount of Gain) $________________



--------------------------------------------------------------------------
                                 Page 7 of 23

  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
            (C) Copyright Wells Fargo Bank, Corporate Trust Services
      Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com